Principal Funds, Inc.
Supplement dated June 14, 2019
to the Statutory Prospectus dated June 12, 2019
This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

CHOOSING A SHARE CLASS AND THE COSTS OF INVESTING
Add the following to the end of the Fees and Expenses of the Funds - Institutional Class section:
However, if you purchase Institutional Class shares through certain programs offered by certain financial intermediaries, you may be required to pay a commission and/or other forms of compensation to the broker, or to your Financial Professional or other financial intermediary. Shares of each Fund are usually available in other share classes that have different fees and expenses.

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